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                                                                    EXHIBIT 10.3
                               LICENSE AGREEMENT
                               -----------------

     This AGREEMENT AND LICENSE is made this 1st day of January, 1998, between JAMES P. CRAWFORD ("Licensor"), residing at 436 West Landstreet Road, Orlando, Florida 32824 and Crawford Equipment & Engineering Company ("Licensee"), a corporation of the state of Florida, having its principal place of business at 436 Landstreet Road, Orlando, Florida 32824.

                                  WITNESSETH:

     WHEREAS, Licensee has been granted Letters of Patent(s) of the United States, No(s) 4,512,264 issued on April 23, 1985; 4,685,403 issued on August 11, 1987; 4,890,367 issued on January 2, 1990; and 5,152,232 issued on October 6, 1992 (hereafter collectively the "Patents"), for inventions relating to the manufacture of packaged combustion equipment systems (the "Licensed Products");

     WHEREAS, Licensee desires to acquire the rights to utilize the Patents in the manufacture and sale of crematories, incinerators, and other systems; and

     WHEREAS, Licensor has certain specialized know-how (hereafter "Licensed Know-How") relating to the Licensed Products; and

     WHEREAS, Licensee desires to acquire the Licensed Know-How of Licensor as it relates to the Licensed Products; and

     WHEREAS, Licensor desires to grant Licensee the aforementioned rights subject to the terms and conditions hereof.

     NOW THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, the parties hereto intending to be legally bound, covenant and agree as follows:

     1.  Definitions.
         -----------

     The following terms whenever used in this Agreement, shall have the respective meanings set forth below:

     (a) "Licensed Products" shall mean and be deemed to include all processes and procedures relating to the Patents developed by Licensor.

     (b) "Licensed Know-How" shall mean Licensor's present and future specialized, novel, and unique techniques, inventions, practices, knowledge, skill, experience, and other proprietary information relating solely to the specific Licensed Products included in this Agreement, and
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the Licensee's specific licensed use of the Licensed Products.

     (c) "Affiliate" shall mean any firm, corporation, assignee, contracting party, or other organization, person or persons:(i) in which Licensee has, or which has in Licensee, at the time, directly or indirectly, a substantial stock interest or a substantial interest, or (ii) with which Licensee has, or which has with Licensee, at the time, directly or indirectly, management relations sufficient to enable it to influence the other's business policies and activities, or (ii) with which Licensee has, or which has with Licensee, at the time, directly or indirectly, a contractual interest or obligation as it relates to the Licensed Products.

     (d) "Licensed Territory" shall be totally unrestricted.

     2.  Grant of License.
         ----------------

     (a) Licensor hereby grants to Licensee and Licensee hereby accepts from Licensor, upon the terms and conditions herein specified: (i) the exclusive rights to manufacture, market, sell, use and distribute the Licensed Products as defined above; and (ii) all rights to sub-license, assign and contract any portion of this Agreement to Sub-Licensees and Affiliates who agree to be bound by the terms and conditions of this Agreement. Except as expressly provided herein, no right or license is granted pursuant to the terms of this Agreement, by implication or otherwise, under any other patent, patent application, or claim.

     3.  Licensing Fees.
         --------------

     (a) In consideration of the license herein granted, Licensee shall pay to Licensor, to the end of the term of this Agreement or until this Agreement is sooner terminated a fee equal to $350 for each system manufactured by the Company that implements one or more of the Patents in its design.

     (b) Licensee shall collect sub-licensing fees directly from all Sub-Licensees and Affiliates on a monthly basis. All fees including any sub-licensee fees shall be due and payable in immediately available U.S. Funds, by the fifth day following the end of each month, for products sold during that month.

     (c) Upon Licensee's, failure to timely deliver any payment due hereunder, a late penalty of Five Percent (5%) of the total amount of the license fees due and payable shall be immediately assessed, provided, however, that in the event Licensee shall remain in arrears for more than

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three (3) months for license fees due and payable with respect to any calendar month ("Arrears"), a late penalty of Eighteen Percent (18%) per annum, or One and One-half Percent (1 1/2%) per month, shall be assessed against such Arrears, which assessment shall be deemed to have commenced as of the date upon which such Arrears was due and payable hereunder, provided further, that in such case the initial Five Percent (5%) late penalty shall be credited towards the assessed Eighteen Percent (18%) late penalty. This provision shall survive the termination of this Agreement.

     4.  Reports and Records.
         -------------------

(a) Within thirty (30) days after the end of each calendar quarter, Licensor shall deliver to Licensee a report reflecting the gross sales for all Licensed Products sold by Licensee, and/or its Sub-Licensees or Affiliates, in the immediately preceding calendar quarter, (ii) the quantities and amount of all Licensed Products sold by Licensee, and/or its Sub-Licensees or Affiliates, in the immediately preceding calendar quarter, and (iii) the computation of license fees payable to Licensor with respect thereto.

     (b) Licensee agrees to maintain complete accurate books and records in sufficient detail to enable the fees payable hereunder to be determined, and further agrees that Licensor shall have the rights, at its own expense, upon twenty-four (24) hours notice, to examine Licensee's books and records to the extent necessary to verify Licensee's reports rendered pursuant to Article 4(a) hereof, the amounts of fees due and payable to Licensor under this Agreement, and/or Licensee's compliance in other respects with this Agreement. Such examination shall be conducted by Licensor or a personal representative designated by Licensor and acceptable to Licensee, provided, however, that Licensee's acceptance of Licensor's designated personal representative shall not be unreasonably withheld.

     5.  Term of Agreement.
         -----------------

     The term of this Agreement shall remain in existence until the expiration of the last Patent licensed hereby which takes place on October 6, 2009, unless sooner terminated pursuant to the terms of this Agreement.

     6.  Quality of Licensed Products Inspection.
         ---------------------------------------

     (a) The Licensed Products provided and sold by Licensee, and/or its Sub-Licensees and Affiliates, shall adhere to all general and specific procedures, specifications, and policies for manufacture, marketing, distribution, and use as directed and defined by the Licensor, or its duly authorized representatives or agents, from time to time, if any. Any changes in policies

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affecting production and the use of materials shall be made in writing by
Licensor.

     (b) Licensee shall permit Licensor, or duly authorized representatives of Licensor, upon twenty-four (24) hours notice, to inspect the premises of Licensee which produce or provide the Licensed Products at all reasonable times, for the purpose of determining Licensee's Sub-Licensees' and Affiliates compliance with subparagraph (a) above.

     7.  Marking.
         -------

     Licensee shall submit appropriate patent notices and trademark designations to Licensor for its approval prior to making or permitting any sales or advertisements of the Licensed Products. Licensee shall place, or have placed, in a conspicuous location on the packaging and product literature for each of the Licensed Products with the patent numbers of all granted patents covering the Licensed Products.

     8.  Indemnity and Insurance.
         -----------------------

     (a) Licensor agrees to defend and indemnify licensee against allegations of infringement regarding United States Patents, provided however that such obligation shall not: (i) arise unless the allegation of infringement relate directly to the specific teachings of Patents, or (ii) exceed the amount of fees paid hereunder as of the date of commencement of the infringement actions(s).

     (b) Licensee agrees to obtain and maintain, or have maintained and obtained, adequate liability insurance in accordance with industry standards for products and services of the type of the Licensed Products.

     9.  Assignment and Sub-License.
         --------------------------

     As previously recited in Article 2(a)(ii) above, Licensee shall have the right to sub-license, assign and contract any portion of this Agreement to Sub-Licensees and Affiliates who agree to be bound by the terms and conditions of this Agreement. Licensor shall be entitled to assign its rights to receive license fees payable hereunder, without Licensee's consent.

     10.  Patent Fees.
          -----------

     During the terms of this Agreement, Licensor shall pay all patent prosecution fees, patent issue fees, and patent maintenance fees relating to all patents covering the Licensed Products, including attorneys' fees in connection therewith.

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     11.  Improvements.
          ------------

     (a) Licensee agrees to notify Licensor of any changes, modifications or improvements to the Licensed Products and/or the manufacturing process therefore that are accomplished by Licensee or its Sub-Licensees or Affiliates during the term of this Agreement, within fourteen (14) days from the Licensee's accomplishment of such change, modification or improvement. All such changes, modifications or improvements to the Licensed Products and/or the manufacturing process therefore shall become the property of Licensor within thirty (30) days after Licensee's accomplishment of such change, modification or improvement, and Licensee shall so provide in any agreements entered into with the inventor thereof. Any such changed, modified or improved Licensed Products shall be deemed to be included within the scope of the license granted hereunder to Licensee and subject to the terms of this Agreement. Within thirty (30) days after the accomplishment of any such change, modification or improvement to the Licensed Products, Licensee agrees to cause the inventor thereof to assign to Licensor all of such inventor's right, title and interest in and to such change, modification or improvement, as well as in any patent application, granted patent, and reissue thereof with respect to such change, modification or improvement.

     (b) If, during the term of this Agreement, Licensor makes any further improvements in the Licensed Products or the mode of its use or becomes the owner of any new improvements in the Licensed Products through patent or otherwise, Licensor shall advise Licensee of such improvements(s), which shall be deemed to be included within the scope of the license granted hereunder to Licensee and subject to the terms of this Agreement. All changes, modifications and improvements to the Licensed Products that are accomplished by Licensor shall remain the property of Licensor during and after the term of this Agreement.

     12.  Disclosure of Licensed Know-How.
          -------------------------------

     (a) All licensed Know-How shall be and remain the sole and exclusive property of Licensor.

     (b) Licensor shall disclose to Licensee, and its Sub-Licensees and Affiliates, all pertinent Licensed Know-How as it becomes available.

     (c) Licensor shall be required to disclose said Licensed Know-How under the following conditions:

             (i) Regarding aspects of the Licensed Products that are still in research or development;

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             (ii) Regarding matters with respect to which patent applications are to be filed;

             (iii) Regarding matters which Licensor shall be prevented from disclosing to Licensee by reason of any regulation, law, order direction, or act of any governmental authority.

     (d) Said Licensed Know-How shall be disclosed by Licensee only in connection with this Agreement and shall be disclosed by Licensee, and/or its Sub-Licensees and Affiliates, only to those employees to whom such disclosure shall be absolutely necessary in order to carry out Licensee's, and/or its Sub-Licensee's and Affiliate's operations and obligations under this Agreement.

     13.  Arbitration.
          -----------

     Any dispute or controversy arising out of or relating to this Agreement or its actual or alleged breach shall be finally settled by arbitration, to be conducted in Orange County, Florida, in accordance with the rules then in effect of the American Arbitration Association in accordance with those rules, and judgement upon the award rendered therein may be entered in any court having jurisdiction thereof.

     14.  Governing Law.
          -------------

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida. In any action to interpret this Agreement, or to resolve any dispute between the parties arising hereunder, the prevailing party shall be entitled to its attorney fees, costs, and expenses.

     15.  Termination.
          ------------

     (a)  In the event:

             (i) Licensee shall become bankrupt or insolvent and/or if the business of the Licensee shall be placed in the hands of a Receiver, or Trustee, whether by the voluntary act of the Licensee or otherwise; or

             (ii) Licensee's stock or assets are to be sold to a third party sufficient to transfer control of Licensee's business to such party; or

             (iii) Licensee shall discontinue its business operations; or

             (iv) Licensee shall be in arrears for more than one hundred and twenty (120) days for the fees due and payable with respect to any calendar month;

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             then Licensor may terminate this Agreement and the license granted hereunder by notice to Licensee, whereupon this Agreement shall terminate thirty
(30) days after such notice of termination.

     (b) If Licensee shall breach or be in default of any of its obligation under this Agreement, other than an Arrears for less than one hundred and twenty
(120) days in the payment of fees with respect to any calendar month, Licensor may terminate this Agreement and the license granted hereunder by giving thirty
(30) days notice of termination, stating the grounds therefore, to Licensee. This termination shall become effective at the end of said thirty day period after the giving of notice, unless during said thirty (30) day period Licensee shall cure such breach or default, in which case such notice shall cease to be operative and this Agreement shall continue in full force and effect.

     (c) The termination of this Agreement for any reason set forth herein shall be without prejudice to:

             (i) Licensor's right to receive, and shall not release Licensee from its obligation to pay, all licensing payments accrued and unpaid at the effective date of such termination, together with the late penalty provided for in Article 3(c).

             (ii) Licensor's rights under Article 5 hereof as to periods prior to termination, shall not affect Licensor's remedy with respect to any previous breach of any of the terms and covenants herein contained.

     (d) Upon termination of this Agreement as provided for herein, Licensee releases ad discharges Licensor from any and all claims for damages or compensation with respect to lost profits, and for any other losses or expenses incurred by reason of such termination.

     16.  Consent to Contracts or Sub-License.
          -----------------------------------

     Licensee shall not be entitled to enter into any transactions with any Affiliate or entity or Sub-Licensee regarding the Licensed Products without Licensor's prior written consent. Said consent shall not be unreasonably withheld by Licensor.

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     17.  Notices.
          -------

     Any notices required or permitted under this Agreement shall be sent by U.S. certified mail, return receipt requested, and addressed as follows:

     To Licensee:  Crawford Equipment & Engineering Co.
                   436 West Landstreet
                   Orlando, Florida 32824

     To Licensor:  Mr. James P. Crawford
                   436 West Landstreet
                   Orlando, Florida 32824

Such notice shall be deemed received three (3) days after the mailing thereof.

     18.  Complete Agreement.
          ------------------

     This Agreement shall constitute the entire understanding between the parties with respect to the subject matter hereof and shall supersede all previous or contemporaneous negotiations, commitments or writings with respect to such subject matter. Licensor and Licensee each acknowledge that it has not executed this Agreement in reliance upon any promise, representation or warranty not expressly set forth herein. This Agreement may not be released, discharged, changed, modified or amended except by any instrument in writing duly executed by both of the parties hereof.

     19.  Binding Effect.
          --------------

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns.

     20.  No Waiver of Enforcement.
          ------------------------

     The failure of any party to require performance of any term of this Agreement or the waiver of any party of any breach under this Agreement shall not prevent a subsequent enforcement of such term, nor be deemed a waiver by that party of any subsequent breach.

     21.  Invalidity.
          ----------

     The invalidity of any one or more of the words, phrases, sentences, clauses, or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid under the law. In the event that any one or more of the words, phrases, sentences, clauses, or sections contained in

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this Agreement shall be invalidated, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

  LICENSOR:

[SIGNATURE ILLEGIBLE                         /s/ James P. Crawford
---------------------------                  ----------------------------
Witness                                      James P. Crawford

---------------------------
Witness


  LICENSEE:

                                             CRAWFORD EQUIPMENT &
                                             ENGINEERING COMPANY


                                             By /s/ Steven Atkinson
---------------------------                    --------------------------
Witness                                        Steven Atkinson, President

---------------------------
Witness

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